                                                                   EXHIBIT 10.1




                                                                  EXECUTION COPY

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                      PROTECTION ONE ALARM MONITORING, INC.
                                       AND
               THE GUARANTORS NAMED ON THE SIGNATURE PAGES HERETO


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                                  $250,000,000
                           7 3/8% Senior Notes due 2005

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                               PURCHASE AGREEMENT


                              Dated August 12, 1998

                                 --------------

                            BEAR, STEARNS & CO. INC.
                              LEHMAN BROTHERS INC.
                        MORGAN STANLEY & CO. INCORPORATED
                              SALOMON BROTHERS INC












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











                      PROTECTION ONE ALARM MONITORING, INC.




                        $250,000,000 Principal Amount of


                           7 3/8% Senior Notes due 2005



                               PURCHASE AGREEMENT


                                                                 August 12, 1998

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.
MORGAN STANLEY & CO. INCORPORATED
SALOMON BROTHERS INC
   c\o Bear, Stearns & Co. Inc.
   245 Park Avenue
   New York, New York 10167


Ladies and Gentlemen:

                  Protection One Alarm Monitoring, Inc. (the "Company") proposes to issue and sell to Bear, Stearns & Co. Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (collectively, the "Initial Purchasers") an aggregate of $250,000,000 in aggregate principal amount of 7 3/8% Senior Notes due 2005 (the "Initial Notes"), subject to the terms and conditions set forth herein. The Initial Notes will be issued pursuant to an Indenture (the "Indenture"), to be dated the Closing Dated (as defined), among the Company, the Guarantors (as defined) and The Bank of New York, as trustee (the "Trustee"). The Notes (as defined) will be fully and unconditionally guaranteed (the "Guarantees") as to payment of principal, interest, Liquidated Damages (as defined) and premium, if any, on an unsecured senior basis, jointly and severally, by each entity listed on Exhibit A hereto (collectively, the "Guarantors"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

                  The net proceeds to the Company from the sale to the Initial Purchasers of the Initial Notes (the "Proceeds") will be used by the Company:
(i) to repay a portion of the Senior Credit Facility (as defined) and (ii) for general purposes and working capital.

                  1. ISSUANCE OF SECURITIES. The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $250,000,000 in aggregate principal amount of Initial Notes. The Initial Notes and the Exchange Notes (as defined) issuable in exchange therefor are collectively referred to herein as the "Notes."

                  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Initial Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

                  "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1),
         (2), (3) OR (7) OR REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"), AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

                  "AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

                  2. OFFERING. The Initial Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary offering memorandum, dated August 3, 1998 (the "Preliminary Offering Memorandum"), and

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




a final offering memorandum, dated August 12, 1998 (the "Offering Memorandum"), relating to the Company, the Guarantors and their respective subsidiaries and the Initial Notes.

                  The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Initial Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"). The QIBs are referred to herein as the "Eligible Purchasers." The Initial Purchasers will offer the Initial Notes to such Eligible Purchasers initially at a price equal to 99.778% of the principal amount thereof. Such price may be changed at any time without notice.

                  Holders (including subsequent transferees) of Initial Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be dated the Closing Date, for so long as such Initial Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement"), relating to the 73/8% Exchange Senior Notes due 2005 (the "Exchange Notes") to be offered in exchange for the Initial Notes (the "Exchange Offer") or (ii) a shelf registration statement pursuant to Rule 415 under the Act (each of the "Shelf Registration Statement" and the Exchange Offer Registration Statement, being referred to as a "Registration Statements"), relating to the resale by certain holders of the Initial Notes, and to use their best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Guarantees, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

                  3. DELIVERY AND PAYMENT. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of Initial Notes set forth opposite its name on Schedule I hereto. The purchase price for the Initial Notes will be $999.778 per $1,000 principal amount of Initial Note.

                  Delivery of the Initial Notes shall be made, against payment of the purchase therefor, at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas 75201-6950 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., Dallas time or 10:00 a.m. New York City time on August 17, 1998 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

                  On the Closing date, one or more Initial Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Initial Notes sold pursuant to the Exempt Resales to Eligible Purchasers (the "Global Notes") shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers may direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company; provided, however, that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Notes shall be made available to the Initial



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


Purchasers for inspection not later than 10:00 a.m., New York City time, on the business day immediately preceding the Closing Date.

                  4. CERTAIN COVENANTS OF THE COMPANY AND THE GUARANTORS. Each of the Company and the Guarantors, jointly and severally, covenant and agree:

                  (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing,
         (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event known to the Company or the Guarantors on or before the Closing Date which in the judgement of the Company and the Guarantors would require the making of any change in the Offering Memorandum or in the information incorporated by reference therein so that as therefore delivered to purchasers the Offering Memorandum will not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Guarantors shall use their respective reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes or the Guarantees under any state securities or Blue Sky laws, the Company and the Guarantors shall use their respective reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time, and on request to prepare and furnish to the Initial Purchasers and to dealers and other persons designated by the Initial Purchasers such amendments or supplements (including appropriate filings under the Exchange Act) to the Offering Memorandum as may be necessary to any such change, provided that the Company shall be so obligated subsequent to the time of purchase only so long as the Company is notified of unsold allotments (failure by the Initial Purchasers to so notify the Company cancels the Company's obligation under this Section 4(a)).

                  (b) To as soon as practicable, make generally available to its security holders an earnings statement (as contemplated by Rule 158 under the Act) covering a period of twelve months after the effective date (as the term "effective date" is defined in Rule 158) of the Offering Memorandum.

                  (c) To furnish such proper information as may be required and otherwise to cooperate in qualifying the Initial Notes for sale under the laws of such jurisdictions as the Initial Purchasers may designate and in determining their eligibility for investment under the laws of such jurisdiction; provided that the Company and the Guarantors shall not hereby be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (d) To deliver to the Initial Purchasers without charge as soon as practicable after the execution and delivery of this Agreement and thereafter from time to time to furnish to the Initial Purchasers, without charge, as many copies of the Offering Memorandum in final form and any documents incorporated by reference therein at or after the date thereof, as the Initial Purchasers may reasonably request in connection with Exempt Resales.

                  (e) To pay the reasonable fees and expenses of counsel for the Initial Purchasers, and to reimburse the Initial Purchasers for their reasonable out-of-pocket expenses incurred in


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


         contemplation of the performance of this Agreement, in the event that the Initial Notes are not delivered to and taken up and paid for by the Initial Purchasers hereunder for any reason whatsoever except the failure or refusal of any Initial Purchaser to take up and pay for the Initial Notes for some reason not permitted by the terms of this Agreement, the Initial Purchasers agreeing to pay the fees and expenses of counsel for the Initial Purchasers in any other event. To pay all expenses, fees and taxes (other than transfer taxes and fees and disbursements of counsel for the Initial Purchasers, except as set forth under the preceding sentence or (iv) below) in connection with
         (i) the preparation of the Preliminary Offering Memorandum and the Offering Memorandum, any documents incorporated by reference therein at or after the date thereof and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Initial Purchasers and to dealers, (ii) the issue, sale and delivery of the Initial Notes, (iii) the printing and reproduction of this Agreement and the opinions and letters referred to in Section 5(e),(f),(g) and (i) hereof, (iv) the qualification of the Initial Notes for sale and determination of their eligibility for investment under state laws as aforesaid, including the legal fees (not to exceed $3,000) and all filing fees and disbursements of counsel for the Initial Purchasers and all other filing fees, and the printing and furnishing of copies of the "Blue Sky Memorandum" and the "Legal Investment Survey" to the Initial Purchasers and to dealers, (v) the rating of the Initial Notes by national rating agencies and (vi) the performance of the other obligations of the Company and the Guarantors hereunder.

                  (f) To use the proceeds from the sale of the Initial Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                  (g) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Initial Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Initial Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

                  (h) For so long as any of the Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder or beneficial owner of Initial Notes in connection with any sale thereof and any prospective purchaser of such Notes from such holder or beneficial owner, upon request of such holder, the information required by Rule 144A(d) (4) under the Act.

                  (i) To furnish to the Initial Purchasers, at or before the time of filing with the Commission subsequent to the date hereof and up to and including the Closing Date, a copy of any document proposed to be filed by the Company or any Guarantor pursuant to Section 13(a), 13(d), 14 or 15(d) of the Exchange Act.

                  (j) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of the Guarantors to facilitate the sale or resale of the Notes. Except as permitted by the Act, none of the Company or the Guarantors will distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum,
         (ii) offering memorandum, including, without limitation, the Offering Memorandum, or (iii) other offering material in connection with the offering and sale of the Notes.



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


                  5. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The several obligations of the Initial Purchasers to purchase and pay for the Initial Notes, as provided herein, shall be subject to the following conditions:

                  (a) The Offering Memorandum shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Offering Memorandum as of its date and the Closing Date shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, other than any statements contained in, or any matter omitted from, the Offering Memorandum in reliance upon, and in conformity with, information furnished in writing by or on behalf of any Initial Purchaser to the Company expressly for use with reference to such Initial Purchaser. Each of the Company and the Guarantors shall have performed all of its obligations under this Agreement which are to be performed by the terms hereof at or before the Closing Date.

                  (b) All orders, approvals or consents of state or federal regulatory commissions necessary to permit the issue, sale and delivery of the Initial Notes and the Guarantees shall have been issued; at the Closing Date such orders shall be in full force and effect; and prior to such time of purchase no stop order with respect to the Initial Notes or the Guarantees shall have been issued by the Commission and at the Closing Date no proceeding thereof shall be pending or threatened.

                  (c) Since the dates as of which information is given in the Offering Memorandum and prior to the Closing Date, there shall not have taken place a material adverse change in the condition of the Company or the Guarantors, financial or otherwise (other than as referred to in or contemplated by the Offering Memorandum), which in the reasonable judgment of the Initial Purchasers, is sufficiently material and adverse so as to render it impracticable or inadvisable to offer or deliver the Initial Notes on the terms and in the manner contemplated by the Offering Memorandum.

                  (d) The Initial Purchasers shall have received signed certificates of two executive officers, dated the Closing Date, signed on behalf of the Company and the Guarantors, confirming, as of the Closing Date, the matters set forth in paragraphs (a) and (c) of this
         Section 5.

                  (e) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Weil, Gotshal & Manges LLP, counsel for the Company and the Guarantors, to the effect set forth in Exhibit B hereto.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated on the Closing Date, in form and substances reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Renee T. Kingsley, General Counsel for the Company and the Guarantors, to the effect set forth in Exhibit C hereto.

                  (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated on the Closing Date, in form and substances reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Rick Terrill, General Counsel for Westar Securities, Inc., a Kansas corporation and WestSec, Inc., a Kansas corporation (collectively, the "Other Guarantors"), to the effect set forth in Exhibit D hereto.


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


                  (h) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                  (i) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from Arthur Andersen LLP, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company, the Guarantors and their respective subsidiaries contained or incorporated by reference in the Offering Memorandum.

                  (j) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 5 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (k) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (l) The Company and the Guarantors shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (m) Subsequent to the date of this Agreement and prior to the Closing Date: (i) no downgrading shall have occurred in the rating accorded to any class of securities of the Company by any "nationally recognized securities rating organization," as defined by the Commission for purposes of its Rule 436(g)(2); (ii) no such rating organization shall have announced publicly subsequent to the date of this Agreement that it has placed, or informed the Company or the Initial Purchasers that it intends to place, any class of securities on what is commonly referred to as a "watchlist" for possible downgrading, in a manner or to an extent indicating a materially greater likelihood of a downgrading as described in clause (i) above occurring than was the case as of the date hereof.

                  (n) The Company and the Guarantors shall have given notice to each of trustees under the Discount Notes Indenture and the Convertible Notes Indenture that the Company is hereby designating the Notes to be Senior Indebtedness (as defined in each such indenture) and that the Guarantors are hereby designating their Guarantees to be senior Guarantees. The Company and the Guarantors shall have complied with all notice requirements under each such indenture.

                  6.       TERMINATION OF AGREEMENT.

                  (a) The obligations of the several Initial Purchasers hereunder shall be subject to termination in the Initial Purchasers' absolute discretion, if, at any time prior to the time of purchase, trading in securities on the New York Stock Exchange shall have been suspended (other than a temporary suspension to provide for an orderly market) or minimum prices shall have been


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


         established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any outbreak or material escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the reasonable judgment of the Initial Purchasers, to make it impracticable to market the Initial Notes.

                  (b) If the Initial Purchasers elect to terminate this Agreement as provided in this Section 6, the Company and each other Initial Purchasers shall be notified promptly in writing or by telephone, confirmed in writing.

                  (c) If the sale to the Initial Purchasers of the Initial Notes, as herein contemplated, is not carried out by the Initial Purchasers for any reason permitted hereunder or if such sale is not carried out because the Company or the Guarantors shall be unable to comply with any of the terms hereof, the Company and the Guarantors shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(e), 9(a) and 10 hereof), and the Initial Purchasers shall be under no obligation or liability to the Company (except to the extent provided in Sections 9(b) and 10 hereof) or to one another under this Agreement.

                  7. WARRANTIES AND REPRESENTATIONS OF THE COMPANY AND THE GUARANTORS. Each of the Company and the Guarantors, severally and jointly, represent and warrant to, and agree with the Initial Purchasers that:

                  (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Offering Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Offering Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Offering Memorandum based upon information furnished to the Company in writing by or on behalf of any Initial Purchaser expressly for use therein.

                  (b) Each subsidiary of Protection One, Inc. (other than the Company) that has executed the Senior Credit Facility, the Discount Notes Indenture (as defined in the Offering Memorandum) or the Convertible Notes Indenture (as defined in the Offering Memorandum) in the capacity as guarantor is listed on Exhibit A hereto.

                  (c) Neither the Company nor, to the Company's knowledge, any affiliate (as defined in Rule 501(b) of Regulation D under the Act, an "Affiliate") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Initial Notes in a manner that would require the registration under the Act of the Initial Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes (as those terms are used in Regulation D under the Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Act.



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



                  (d) The Initial Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Act.

                  (e) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Initial Notes contemplated hereby, including, but not limited to, articles, notices or other communications, published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Initial Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (f) Assuming the accuracy of the Initial Purchasers' representations and warranties and compliance by the Initial Purchasers with their agreements contained in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Initial Notes to the Initial Purchasers and to Eligible Purchasers in the manner contemplated by this Agreement and the Offering Memorandum to register the Initial Notes under the Act or to qualify the Indenture under the TIA.

                  Each of the Company and the Guarantors understand that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsels to the Company and Guarantors, and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                  8. WARRANTIES AND REPRESENTATIONS OF THE INITIAL PURCHASERS. Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and agrees that:

                  (a) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Initial Notes.

                  (b) Such Initial Purchaser is not acquiring the Initial Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction.

                  (c) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Initial Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (d) Each of the Initial Purchasers agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Initial Notes only from, and will offer to sell the Initial Notes only to, Eligible Purchasers. Each of the Initial Purchasers further (A) agrees that it will offer to sell the Initial Notes only to, and will solicit offers to buy the Initial Notes only from Eligible Purchasers, (B) acknowledges and agrees that, in the case of such Eligible Purchasers, such Initial Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred by such Eligible Purchasers only (x)(I) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (II) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 under the Act, (III) in a transaction meeting the requirements of Rule 144 under the Act, (IV) to an Accredited Investor that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Initial Notes and, if such transfer is in respect an aggregate principal amount of Initial Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act or (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (y) to the Company, (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) acknowledges that it will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

                  (e) Each Initial Purchaser warrants and represents that the information furnished in writing by or on behalf of such Initial Purchaser to the Company expressly for use with reference to such Initial Purchaser in the Offering Memorandum at the time it was prepared, will not contain an untrue statement of a material fact and will not omit to state a material fact in connection with such information required to be stated in the Offering Memorandum or necessary to make such information not misleading. Each Initial Purchaser, in addition to other information furnished by such Initial Purchaser in writing expressly for use with reference to such Initial Purchaser in the Offering Memorandum, hereby furnishes to the Company in writing expressly for use with reference to such Initial Purchaser the statements with respect to the terms of the offering of the Initial Notes by the Initial Purchasers set forth on the cover page of the Offering Memorandum and under "Plan of Distribution" therein.

                  The Initial Purchasers acknowledge that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                  9.       INDEMNIFICATION.

                  (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, and any person who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim which arises out of or is based upon any alleged untrue statement of a material fact in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arises out of or is based upon any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made not misleading. The foregoing shall not cover any such loss, expense, liability or claim, however, which arises out of or is based upon any alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of any Initial Purchaser to the Company expressly for use with reference to the Initial Purchaser in, any such documents or arises out of or is based upon any alleged omission to state a material fact in connection with such information required to be stated in any such documents or necessary to make such information not misleading. If any action is brought against an Initial Purchaser or controlling person in respect of which indemnity may be sought against the Company and the Guarantors pursuant to this paragraph, such Initial Purchaser shall promptly notify the Company in writing or by telephone, confirmed in writing, of the institution of such action, and the Company and the Guarantors shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that the failure so to notify the Company will not relieve it from any liability that it may have to such Initial Purchaser under this Section 9(a) unless, and only to the extent that, such failure results in the forfeiture of substantive rights or defenses by the Company or the Guarantors. Such Initial Purchaser or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company and the Guarantors shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company or the Guarantors (in which case the Company and the Guarantors shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one counsel for all indemnified parties selected by such Initial Purchaser shall be borne by the Company and the Guarantors. Anything in this paragraph to the contrary notwithstanding, the Company and the Guarantors shall not be liable for any settlement of any such claim or action effected without its written consent. The Company's indemnity agreement contained in this Section 9(a) and its warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, and shall survive any termination of this Agreement and the issuance and delivery of the Initial Notes.

                  (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantors and their respective directors, officers and controlling persons from and against any loss, expense, liability or claim which arises out of or is based upon any alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of such Initial Purchaser to the Company expressly for use with reference to such Initial Purchaser in the Preliminary Offering Memorandum or the Offering Memorandum, or arises out of or is based upon any alleged omission to state a material fact in connection with such information required to be stated in such documents or necessary to make such information not misleading. If any action is brought against the Company or the Guarantors or any such person in respect of which indemnity may be sought against any Initial Purchaser pursuant to this paragraph, the Company or the Guarantors or such person shall promptly notify such Initial Purchaser in writing or by telephone, confirmed in writing, of the institution of such action, and such Initial Purchaser shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that the failure so to notify such Initial Purchaser will not relieve it from any liability that it may have to the Company or the Guarantors under this Section 9(b) unless, and only to the extent that, such failure results in the forfeiture of substantive rights or defenses by such Initial Purchaser. The Company or the Guarantors or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or the Guarantors or such person unless the employment of such counsel shall have been authorized in writing by such Initial Purchaser in connection with the defense of such action or such Initial Purchaser shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Initial Purchaser (in which case such Initial Purchaser shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one counsel for all indemnified parties selected by the Company shall be borne by such Initial Purchaser. Anything in this paragraph to the contrary notwithstanding, no Initial Purchaser shall be liable for any settlement of any such claim or action effected without the written consent of such Initial Purchaser. The indemnity agreement on the part of each Initial Purchaser contained in this Section 9(b) shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or the Guarantors or such person, and shall survive any termination of this Agreement and the issuance and delivery of the Initial Notes.

                  10. CONTRIBUTION. If the indemnification provided for in
Section 9 above is unavailable in respect of any losses, expenses, liabilities or claims referred to therein, then the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Initial Notes (taking into account the portion of the proceeds of the offering received by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission, and any other equitable considerations appropriate under the circumstances. The parties entitled to indemnification agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Initial Purchasers and their directors, officers and controlling persons were treated as one entity for such purpose). The contribution agreement contained in this Section 10 shall remain in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser or the Company and the Guarantors or any of their respective directors, officers or controlling persons and shall survive any termination of this Agreement and the issuance and delivery of the Initial Notes.

                  11. NOTICES. All statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Initial Purchasers, shall be sufficient in all respects if delivered or sent by registered mail to the address furnished in writing for the purpose of such statements, requests, notices and agreements hereunder, and, if to the Company or the Guarantors shall be sufficient in all respects if delivered or sent by registered mail to the Company at 6225 North Highway 161, Suite 400, Irving, Texas 75030, Attention:
General Counsel.

                  12. CONSTRUCTION. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                  13. PARTIES IN INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Initial Purchasers and the Company and the Guarantors, and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators, and no other person shall acquire or have any right under or by virtue of this Agreement. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation (including, without limitation, any purchaser of the Initial Notes from an

Initial Purchaser or any subsequent holder thereof) any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

                  The term "successor" as used in this Agreement shall not include any purchaser, as such purchaser, of any Initial Notes from any Initial Purchaser or any subsequent holder thereof or any purchaser, as such purchaser, of any Notes or any subsequent holder thereof.

                  14. COUNTERPARTS. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

                            [Signature Pages follow]

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company, the Guarantors and the Initial Purchasers in accordance with its terms.

                                         Very truly yours,

                                         BEAR, STEARNS & CO. INC.


                                         By: /s/ TIMOTHY O'NEIL
                                            -----------------------------------
                                            Name: Timothy O'Neil
                                            Title: Senior Managing Director


                                         LEHMAN BROTHERS INC.


                                         By: /s/ C. VAN SCHELTINGER
                                            -----------------------------------
                                            Name: C. Van Scheltinger
                                            Title: Senior Vice President


                                         MORGAN STANLEY & CO. INCORPORATED


                                         By: /s/ MARK BRADLEY
                                            -----------------------------------
                                            Name: Mark Bradley
                                            Title: Principal


                                         SALOMON BROTHERS INC


                                         By: /s/ ARTHUR H. TILDESLEY, JR.
                                            -----------------------------------
                                            Name: Arthur H. Tildesley, Jr.
                                            Title: Managing Director

The foregoing Purchase Agreement is hereby confirmed as of the date first above written.


PROTECTION ONE ALARM MONITORING, INC.



By: /s/ JOHN W. HESSE
   -------------------------------
      Name: John W. Hesse
      Title: Chief Financial Officer, Vice
             President and Secretary



PROTECTION ONE, INC.



By: /s/ JOHN W. HESSE
   -------------------------------
      Name: John W. Hesse
      Title: Chief Financial Officer, Vice
             President and Secretary



WESTAR SECURITY, INC.



By: /s/ JOHN W. HESSE
   -------------------------------
      Name: John W. Hesse
      Title: Secretary and Treasurer




WESTSEC, INC.



By: /s/ JOHN W. HESSE
   -------------------------------
      Name: John W. Hesse
      Title: Secretary and Treasurer

                                   SCHEDULE I
                                   ----------

Name of Initial Purchaser                                        Amount
--------------------------                                       ------
Bear Stearns & Co. Inc.                                       125,000,000
Lehman Brothers Inc.                                           50,000,000
Morgan Stanley & Co. Incorporated                              50,000,000
Salomon Brothers Inc                                           25,000,000
                                                        -----------------
         Total                                          $     250,000,000
                                                        -----------------

                                    EXHIBIT A


Protection One, Inc.

Westar Security, Inc.

WestSec, Inc.